A Champion in GI With A One Tract Mind Focused on Rare and Unmet Needs in Gastroenterology Corporate Presentation

Forward Looking Statements 2 This press release includes forward-looking statements based upon the Company's current expectations. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) uncertainties associated with the clinical development and regulatory approval of product candidates; (ii) risks related to the inability of the Company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (iii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs and delays that may impact clinical development; (iv) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (v) the impact of COVID-19 on our operations, clinical trials or future financings and (vi) risks associated with the possible failure to realize certain anticipated benefits of the Company's 2020 merger and 2020 acquisition of Naia Rare Diseases, Inc., including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements because of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 and in other filings that the Company has made and future filings the Company will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Investment Highlights 3 NASDAQ listed (NMTR) focused on rare, and unmet needs in gastrointestinal disorders NM-002 Proprietary long-acting GLP-1 agonist for short bowel syndrome, with positive phase 1b/2a data with a phase 2 readout in 2021 Larazotide First drug to move into a Phase 3 trial in celiac disease with data readout in 2022 Focused on increasing shareholder value by creating solutions for GI diseases with high unmet needs through capital efficient development & commercialization pathways Leading institutional investor support

Leadership Team 4 John Temperato President & CEO Edward Sitar Chief Financial Officer Patrick Griffin, MD Chief Medical Officer Sireesh Appajosyula, PharmD SVP, Corporate Development & Operations Nir Barak, MD SVP, Clinical Affairs

 Capital efficient development pathway  Market protection enhancements  Capital efficient commercialization  Payer leverage  Acquire targeted clinical compounds  Agnostic within GI tract if needs are unmet  Rare & unmet needs allows for targeted patient profiling within GI 9 Meters in Circuitous Length - But a Straight-Forward Strategy 5 GI-Centric, Patient-Focused Focus Provides Rare & unmet needs in GI Develop capital efficient + regulatory predicates Commercialize efficient US footprint; strategic ROW partnerships Acquire / Partner aligned to focus

9 Meters Pipeline in Rare and Unmet Need GI Diseases 6 NOTE: All programs are New Chemical Entities. NOTE: All programs are globally licensed except NM-004, which excludes Asia, except for Japan. PROGRAM INDICATION CLASS ROUTE PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 UPCOMING MILESTONES Topline readout Phase 3 → 2022 NM-002 Short Bowel Syndrome Long-Acting GLP-1 Injectable NM-003 Orphan Indication TBD Long-Acting GLP-2 Injectable NM-004 Orphan Indication TBD Immunomodulator Oral; Gut Restricted Initiate IND-enabling → 3Q21 Lead indication selection → 2021 NM-102 Orphan Indication TBD Tight Junction Microbiome Modulator Oral; Gut Restricted Larazotide Adult Celiac Disease Tight Junction Regulator Oral; Gut Restricted Initiate Phase 2 → 2Q21 Initiate Phase 3 → 4Q21 Initiate IND-enabling → 3Q21

Multiple Potential Inflection Points Over Next 12-18 Months 7 • Initiate Phase 2 NM-002 trial • Obtain USAN name for NM-002 • Attendance at Digestive Disease Week (DDW) conference 2Q 2021 • Initiate IND-enabling pathway for NM-102 • Initiate IND-enabling pathway for NM-003 3Q 2021 • Topline Phase 2 readout of NM-002 trial • American College of Gastroenterology (ACG) conference abstracts/posters • Initiate Phase 3 SBS Study for NM-002 4Q 2021 • Interim analysis for larazotide Phase 3 for celiac disease • Top-line larazotide Phase 3 readout in celiac disease 2022 Evaluate rest-of-world NM-002 and global larazotide partnerships

NM-002: Long-Acting GLP-1 Agonist Short Bowel Syndrome (SBS); Orphan designation

9 1Jeppesen P. Expert Opin Orphan Drugs; 1:515-25; 2Transparency Market Research; Short Bowel Syndrome Market, 2019; 3Amiot A et al. Clin Nutr 2013;32:368–74; Boland E et al. Am J Surg 2010;200:690–3; 4Bielawska B. Nutrients 2017;9:466–79; Pironi L et al. Clin Nutr 2016;352:247–307; Hofstetter S et al. Curr Med Res Opin 2013;29:495–504; 5. https://www.beckershospitalreview.com/pharmacy/20-most- expensive-drugs-in-the-us.html accessed Nov. 30, 2020 Normal Length of GI Tract ~ 9.0 m / ~ 30 ft SBS Patient Length of GI Tract Significantly Shortened Short Bowel Syndrome (SBS) is a Debilitating Orphan Disease • Orphan disease (orphan designation granted) and an underserved market • Affects up to 20,000 people in the US with similar prevalence in EU1,2 • Severe disease characterized by a lack of gut motility with significant impact on quality of life • Impaired intestinal absorption, diarrhea & metabolic complications3 • Limited treatment options with dependency on parenteral support (PS) • Complex and costly parenteral nutritional support to survive; risk of life-threatening infections & extra-organ impairment4 • Gattex® (teduglutide) is a GLP-2 analogue approved in US in 2012 • ~1,400 patients under management WW • ~$600M in global sales in 2019/2020 • One of top 10 most expensive medicine in US in 2020 ~~$40,000/month)5

10 Patients With SBS Typically Have No Natural GLP-1 • GLP-1 is naturally produced in a portion of ileum that is removed during surgical resection • Natural GLP-1 prevents the GI tract from moving rapidly: known as an “ileal brake” • Without this brake, there is a lack of gut motility, causing an SBS patient’s remaining bowels to empty rapidly and frequently • Inability to absorb nutrients and fluids • Intractable diarrhea with frequent bowel movements and excessive stool output • GLP-2 analogues do not appreciably slow down the gut to affect rapid transit time associated with SBS • An ideal therapy for SBS patients should: • Be safe and tolerable, while providing convenient dosing & administration • Rapidly decrease gut motility to improve absorption of nutrients and fluids • Rapidly reduce total stool output (TSO) volume & bowel movement frequency Illustration of one phenotype of SBS with colon-in-continuity; Other phenotypes exist with and without colon-in-continuity

SBS Patient Perspective on Chronic Diarrhea Indicative of Significant Impact Over the Last Decade 11 Patient quotes from NPS market research; Source: SEC 8-k April 2010 NPS Pharmaceuticals Inc. If you want a one-word description [of living with Short-Bowel Syndrome], it’s ’hell’. It changes your whole life, it ruins your life. There are ups and downs – mostly downs. It’s very difficult to manage, very difficult. I’m going so much I have no life. I can’t go anywhere – you go out anywhere you keep going to the bathroom. The bathroom is probably the most annoying thing… I always have plastic bags with me and because my bag will fill up really fast… I’ve emptied it on the subway... If you do it really fast, people have no idea what’s going on, but it’s still a pain to do.

12 NM-002 (proprietary long-acting GLP-1)* GLP-2 Class Profile  Long acting GLP-1 receptor agonist  Slows gut motility  Increases time for absorption of key nutrients – GLP-2 analogue – Expand intestinal mucosa / villous growth – Limited effect on gut motility Efficacy  Improvements in total stool output volume  Improvements in bowel movement frequency  Diarrhea no longer meal-related  Reduction in nocturnal diarrhea – Must be on PS to start class of drug – Statistically significant reductions in PS volume – Very low rates of patients weaned off Onset of Action  Within hours-to-days of dosing – Weeks to months (2 to 6 months) Safety  Known target  Transient side effects  Active molecule has over 15 patient years of use – REMS program; safety concerns include: – Acceleration of neoplastic growth – Intestinal obstruction – Biliary and pancreatic disease Dosing  Evaluating weekly to up to monthly  Fixed-dosing – QD injections; newer versions once- or twice- weekly – Weight-based dosing for approved GLP-2 drug NM-002 Target Product Profile *NM-002 remains investigational and under development

In a shortened bowel, motility is increased, reducing nutrient uptake and causing quicker movement of food through the bowel. Typical Short Bowel Syndrome Short Bowel Syndrome with GLP-1 GLP-1 travels through the blood, which affects gut motility elsewhere in the body. Motility is slowed, allowing more time for nutrient uptake. Low nutrient uptake NM-002 Replaces GLP-1 and Restores the “Ileal Brake” NM-002 rapidly replaces physiological effects of missing GLP-1 to normalize GI transit with potentially twice or once-monthly dosing.

Phase 1b/2a Study: SBS Clinical Trial Design 14 Screening 50 mg cohort n = 2 100 mg Cohort n = 2 50 mg Cohort n = 1 100 mg Cohort n = 2 Total n=9 7 Day Safety Assessment 150 mg Cohort n = 1 150 mg Cohort N = 1 7 Day Safety Assessment 7 Day Safety Assessment Open label, two-dose, dose escalation study of NM-002 in adult patients with SBS NM-002 given twice, at 3 different dose levels, in 3 cohorts Doses were administered on Days 1 and 15 by subcutaneous injection. Patients followed for 6 weeks after the second dose. Main outcomes: Safety & tolerability Key secondary outcomes: Total stool output(TSO); bowel movement frequency; urine output*; parenteral support; PK Overall demographics in trial: 5m/4f (8 Caucasian) ; avg.age = 51.8 y; avg.height = 175.1 cm; avg.weight = 68.0 kg; avg.BMI = 22.1 kg.m-2 *The study protocol called for an analysis of urine output, however, it proved difficult to measure in an ambulatory setting.

50 mg Cohort (n=3) 100 mg Cohort (n=4) 150 mg Cohort (n=2) Any exposure to NM-002 (n=9) System Organ Class Preferred Term # of subjects n (%) # of events n # of subjects n (%) # of events n # of subjects n (%) # of events n # of subjects n (%) # of events n TEAEs 3 (100.0) 7 3 (75.0) 6 2 (100.0) 4 8 (88.9) 17 Gastrointestinal disorders -Nausea -Vomiting 2 (66.7) 6 2 (50.0) 5 2 (100.0) 3 6 (66.7) 14 2 (66.7) 3 2 (50.0) 3 2 (100.0) 2 6 (66.7) 8 2 (66.7) 3 1 (25.0) 2 1 (50.0) 1 4 (44.4) 6 General disorders and administrative site conditions -Oedema 1 (33.3) 1 0 (0.0) 0 0 (0.0) 0 1 (11.1) 1 1 (33.3) 1 0 (0.0) 0 0 (0.0) 0 1 (11.1) 1 Nervous system disorders -Dizziness 0 (0.0) 0 0 (0.0) 0 1 (50.0) 1 1 (11.1) 1 0 (0.0) 0 0 (0.0) 0 1 (50.0) 1 1 (11.1) 1 Skin and subcutaneous tissue disorders -Rash 0 0 1 (25.0) 1 0 (0.0) 0 1 (11.1) 1 0 0 1 (25.0) 1 0 (0.0) 0 1 (11.1) 1 15 Phase 1b/2a Trial: Treatment Emergent Adverse Events NM-002 was generally safe and well tolerated: 17 treatment-emergent adverse events (TEAEs) were observed in 9 patients, 15 of which were mild, transient and self-limited without further intervention. The majority of TEAEs were GI-related (nausea and vomiting).

Patient NM-002 Dose (mg) Baseline (mL) First 48 Hours Post Dose 1 (mL) Change from Baseline (mL) First 48 Hours Post Dose 2 (mL) Change from Baseline (mL) 1 50 22508 12550 −9958 13950 −8558 2 50 1900 200 −1700 300 −1600 61 50 1175 350 −825 - - 3 100 720 615 −105 325 −395 4 100 1285 420 -865 24502 1165 5 100 2280 2000 −280 1940 −340 7 100 5390 3010 -2380 2600 -2790 8 150 2570 2150 -420 1480 -1090 9 150 4850 3900 -950 3000 -1850 16 Phase 1b/2a Efficacy: Total Stool Output (TSO) Lasting effect seen in patients, confirming single ascending dose T2DM study data (Cleland, et. al.) 1. Patient 06 did not receive a 2nd dose. 2. The baseline prior to the second dose in this patient was substantially higher than the original baseline volume due to rapid increase in oral intake.

Summary of Study Results 17 Study met its primary objective: NM-002 demonstrated an excellent safety and tolerability profile NM-002 demonstrated a clinically relevant improvement in total stool output (TSO) volume, supporting a clear “GO” decision for next phase of development Data support twice monthly fixed dosing regimen (or better) Rapid improvement in clinically relevant efficacy outcomes1: • All 9 patients showed meaningful reduction in total stool output volume within 48 hours of first dose -Average TSO reduction of 42% from baseline in all 9 patients at 48 hours post dose 1 • Efficacy seen with 1st dose carried through to 2nd dose at Day 15 -Average TSO reduction of 46% from baseline in 7/8 patients within 48 hours post dose 22 • Bowel movement frequency: 4/7 after receiving 1 dose and 5/6 after receiving 2 doses had reductions • Parenteral support: 2 of 5 patients on PS in this trial had reduction after each dose • Quality of life: SF-36 data suggests overall improvements in general well-being in this trial 1. Given the size of the study population, note that the trial was not powered for efficacy analyses. 2. Excludes 1 patient that did not receive a 2nd dose, and another patient that had substantial increase in oral intake prior to 2nd dose.

FDA Response on Planned Phase 2 Program 18 Secondary endpoints will include parenteral requirements, diarrhea impact, meal-related stool output, nocturnal stool output, sleep quality and quality of life FDA Type C meeting communication supports plan to initiate Phase 2 study with NM-002 for SBS using Total Stool Output (TSO) as the primary efficacy outcome measure Multi-center, double-blind, double-dummy, randomized placebo-controlled trial; FDA has provided global anchor questions and specific guidance for performance of exit interviews to support clinical meaningfulness of observed efficacy

Proposed NM-002 Study Design & Timeline 19 Group n Treatment Day 0 7 14 21 28 1 6 50 mg PBO 50 mg PBO 50 mg 2 6 100 mg PBO 100 mg PBO 100 mg 3 6 50 mg 50 mg 50 mg 50 mg 50 mg 4 4 PBO PBO PBO PBO PBO • Study population: all comers (regardless of phenotype and/or PS requirement) • Site selection finalized: 5 (primary) + 1 (backup) • Timeline: study initiation on target for 2Q 2021

Larazotide: Oral, Non-Absorbable Tight-Junction Regulator Celiac Disease

Celiac Disease: Autoimmune Disorder with a Genetic Link 21 1 Schuppan and Dieterich, UpTo Date (2018) 2 Fasano, A. Genetics of Celiac Disease (Nov 2019) https://emedicine.medscape.com/article/1790189-overview 3 Withoff, S., Li, Y., Jonkers, I. and Wijmenga, C., 2016. Trends in Genetics, 32(5), pp.295-308 GI Abdominal Domain Symptoms Abdominal Pain Abdominal Cramps Bloating Gas US & EU ~1% US ~3.2 million EU ~3.5 million ROW ~15 million Prevalence Triggered by dietary gluten • Intestinal epithelia barrier leakiness leads to “Intestinal- Inflammatory Loop” • Eventually, intestinal surface (villi) become atrophied Genetic link • Worldwide prevalence of around 1% and on the rise1 ‒ Celiac patients have a specific HLA class II gene variant2  HLA-DQ2 (~95%) or,  HLA-DQ8 (5%)2 • Genome-Wide Association Studies (GWAS) link disease to four genes involved with regulation of tight junctions3 Gluten Free Diet (GFD) is the only therapy • Nutritional imbalances • Cost burden to patients

Larazotide Normalizes Intestinal Barrier in Celiac Disease 22

Phase 2: PRO Endpoints Show Robust Treatment Effect 23 1CeD PRO Abdominal Domain is the agreed upon endpoint for phase 3 with the FDA. The CeD PRO was pre-specified & an exploratory endpoint in the Phase 2b Study 2Responder ≈Subject has 50% improvement vs. baseline CeD-PRO abdominal score (6/12 weeks) Leffler, DA, Kelly, CP, Green, PHR et al. Gastroenterology 2015;148:1311–1319 FDA Drug Labels for Xifaxan® (Salix/Bausch), Viberzi® (Allergan), Linzess® (Allergan/Ironwood), Amitiza® (Takeda/Sucampo) and Trulance® (Synergy/Salix/Bausch) Dose 0.5mg 1mg 2mg CeD GSRS1 p values 0.022 0.900 0.590 28.6% 14.3% 10.0% 20.0% 30.0% p = 0.022 0.0% % R es po nd er s* 14.3% Treatment Effect n=84 for Placebo and n=84 for 0.5 mg dose Placebo 0.50mg Treatment effect > than approved IBS brands with Phase 3 PROsPositive Phase 2b with Statistically Significant p Value at Therapeutic Dose (Xifaxan®, Viberzi®, Linzess®, Amitiza®, and Trulance®) CeD PRO1 Responder2 Analysis P2b TrialCeD-GSRS: Primary Endpoint for Phase 2b

Screening/Eligibility Period 12-week Double-Blind Treatment Phase Primary Endpoint Analyzed at Week 12 12-week Double-Blind Safety Phase Phase 3 Trial Design in Celiac Disease (n = 525) 24 1 Primary Endpoint: CeD Pro Abdominal Domain1 at 12 Weeks Mean change from baseline for celiac disease symptom severity based on CeD PRO symptom scores (continuous variable) 2 Key Inclusion Criteria Similar to Phase 2b -Adults with celiac disease -Gluten free diet symptoms monitored -Include patients with symptoms despite a GFD 3 Phase 3 De-Risked Based on Phase 2b Learnings -Exclude subjects likely to do well on a GFD -Enriched design includes patients with greater severity to increase treatment effect Day 35 Week 5 Visit 1 Day 168 ± 3 Week 24 Visit 8 (End) Day 21 Week 3 Visit 2 Day 1 Baseline Visit 3 Day 28 ± 3 Week 4 Visit 4 Day 56 ± 3 Week 8 Visit 5 Day 84 ± 3 Week 12 Visit 6 Day 112 ± 3 Week 16 Visit 7 1CeD PRO Abdominal Domain = abdominal cramping, abdominal pain, bloating and gas ; ClinicalTrials.gov Identifier: NCT03569007 Placebo (~n = 175) Larazotide 0.25 mg TID (~n = 175) Larazotide 0.50 mg TID (~n = 175) Initiate Double-Blind Study Drug on Day 1 Randomization 1:1:1

April Obtain NM-002 USAN name Near Term Inflection Points 25 March 23 9 Meters SBS R & D Day -Full data set review 2020 2021 2Q21 Phase 2 initiation -22 patient trial starts 4Q21 Topline NM-002 Phase 2 results American College of Gastroenterology (ACG) conference 2022 Interim analysis for larazotide Phase 3 for celiac disease December Topline NM-002 Phase 1b/2a results May Digestive Disease Week (DDW) conference 3Q21 Initiate IND-enabling pathway for NM-102 & NM-003 2022 Top-line larazotide phase 3 readout 2022 4Q21 Initiate phase 3 SBS NM-002 study

Thank You John Temperato President & CEO jtemperato@9meters.com Edward Sitar Chief Financial Officer esitar@9meters.com 8480 Honeycutt Road, Suite 120 Raleigh, NC 27615 Telephone: 1-919-275-1933 info@9meters.com www.9meters.com Twitter LinkedIn